[LOGO] M F S (SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

MFS(R) CASH
RESERVE FUND

SEMIANNUAL REPORT o FEBRUARY 28, 1998




THE ROTH IRA IS NOW AVAILABLE (see page 19)

                                 IN MEMORIAM

                               A. KEITH BRODKIN
                                 1935 - 1998
                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                        MFS INVESTMENT MANAGEMENT(SM)

---------------------------       On February 2, 1998, Keith Brodkin, a friend
[Photo of A. Keith Brodkin]       and leader to everyone at MFS, died
                                  unexpectedly at age 62. His thoughtful
                                  letters to shareholders on the markets and
                                  economy have been an integral part of MFS
                                  shareholder reports like this one for many
---------------------------       years.

Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $70 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

   His leadership, friendship, and wise counsel will be sorely missed.

TABLE OF CONTENTS

Letter from the Chairman ..................................................  2
Portfolio Manager's Overview ..............................................  4
Fund Facts ................................................................  6
Portfolio of Investments ..................................................  7
Financial Statements ......................................................  8
Notes to Financial Statements ............................................. 15
Roth IRA .................................................................. 19
The MFS Family of Funds(R) ................................................ 20
Trustees and Officers ..................................................... 21

   HIGHLIGHTS

   o IN AN ENVIRONMENT OF GENERALLY STABLE INTEREST RATES, THE ANNUALIZED YIELD ON AN INVESTMENT IN CLASS A SHARES OF THE FUND FOR THE SEVEN-DAY PERIOD ENDED FEBRUARY 28, 1998, FELL TO 4.69%, FROM 4.75% AT THE BEGINNING OF THE PERIOD. THE ANNUALIZED COMPOUNDED YIELD ON AN INVESTMENT IN CLASS B SHARES FELL FROM 3.73% TO 3.65%, WHILE THE ANNUALIZED YIELD ON CLASS C SHARES FELL FROM 3.73% TO 3.57%.

   o AS A RESULT OF STRONG ECONOMIC GROWTH, ALONG WITH LOW INFLATION AND UNCERTAINTY ABOUT THE EFFECT ASIA'S ECONOMIC TURMOIL MAY HAVE ON THE U.S. ECONOMY, THE FEDERAL RESERVE BOARD DID NOT ADJUST ITS MONETARY POLICY DURING THE PAST SIX MONTHS.

   o APPROXIMATELY 51% OF THE FUND'S ASSETS ARE INVESTED IN SECURITIES ISSUED OR GUARANTEED BY THE U.S. TREASURY OR AGENCIES OR INSTRUMENTALITIES OF THE U.S. GOVERNMENT DUE TO THE NARROW YIELD SPREADS BETWEEN GOVERNMENT-AGENCY OBLIGATIONS AND COMMERCIAL PAPER. WE BELIEVE THIS EMPHASIS ON QUALITY SHOULD ALLOW THE FUND TO CONTINUE TO HELP INVESTORS OBTAIN CURRENT INCOME AND, AT THE SAME TIME, PRESERVE CAPITAL AND LIQUIDITY.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

----------------------------

[Photo of Jeffrey L. Shames]

----------------------------
      Jeffrey L. Shames

Dear Shareholders:
As investment managers we take a long-term view of the world's economies, as well as of the stock and bond markets, and try to avoid getting caught up in short-term fluctuations. However, it is hard to ignore unexpected events such as the Asian economic turmoil or closely watched companies that miss their quarterly earnings estimates. Given the potential for these events and their possible impact on major market indices, we think it's important to offer some perspective about recent market behavior and to let you know what MFS is doing in an effort to provide you with favorable long-term investment performance.

The most notable recent event affecting investment markets has been the Asian turmoil, which began in the summer of 1997 as a result of slowing growth rates in the region and excess speculation in real estate markets. Since then, most countries in the region have begun to implement the economic and regulatory restructuring needed to put themselves on a stronger financial foundation. While it may be a few years before some of these countries return to solid economic footing, and while there will probably be a relatively short-term impact on the U.S. economy, we believe the long-term outlook for the region is quite positive.

The Asian situation has brought home the lesson that major events can quickly impact investment markets around the world, including those of the United States. Although U.S. equities have enjoyed a bull market lasting more than 15 years and have continued to set records in the first several weeks of 1998, there have been brief bouts of volatility associated with the Asian turmoil, as well as with perceived downturns for certain industries such as technology.

While we believe the long-term outlook for the equity markets is favorable, other, unforeseen events can trigger fairly extended periods during which prices decline or remain relatively flat. Since no one can predict market cycles, that makes it that much more important to find companies that can keep growing in the face of the occasional downturn and even gain market share. For us, this means using original, bottom-up research to examine each company's earnings potential and position as well as the overall prospects for its industry. To that end, MFS continues to increase the research support available to portfolio managers of MFS funds.

On the fixed-income side, MFS uses active portfolio management based on extensive research and credit analysis to reduce the potential for price declines and enhance the opportunity for price appreciation. For both equity and fixed-income managers, this means visiting and meeting with thousands of companies and issuers of credit every year, as well as attending many presentations and closely following sources of industry research.

We believe this approach, based on thorough research, teamwork, innovative thinking, and the free exchange of ideas, is the best way to get the most performance for shareholders in MFS funds -- in any market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    March 16, 1998

   JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A MEMBER OF THE BOARD OF DIRECTORS IN 1993. MR. SHAMES WAS APPOINTED CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN FEBRUARY 1998.

PORTFOLIO MANAGER'S OVERVIEW

-----------------------------

[Photo of Jean O. Alessandro]

-----------------------------
      Jean O. Alessandro

Dear Shareholders:
Except for year-end pressures, short-term interest rates have remained relatively stable over the past six months. As a result, the annualized yield on an investment in Class A shares of the Fund for the seven-day period ended February 28, 1998, fell to 4.69%, from 4.75% at the beginning of the period. The annualized compounded yield on an investment in Class B shares declined from 3.73% to 3.65%, while Class C shares' annualized compounded yield fell from 3.73% to 3.57%.

As a result of strong economic growth, along with low inflation and uncertainty about the effect Asia's economic turmoil may have on the U.S. economy, the Federal Reserve Board (the Fed) did not adjust its monetary policy during the past six months. The federal funds' rate (the interest rate charged by banks to other banks in need of overnight loans) has remained at 5.50% for the entire period. As a result, yields on 90-day commercial paper have stayed relatively unchanged. In the next few months, we look for the Fed to be locked into a neutral interest-rate posture, which should keep short-term interest rates relatively stable.

The Fund's average maturity has been neutral over the past six months, at 45 days as of February 28, 1998, versus 39 days on August 31, 1997.
We will continue to target the 40- to 45-day average maturity range going forward.

The portfolio continues to include only the highest-quality corporate, bank, and government securities as we seek to provide investors with maximum security against credit risk. On February 28, 1998, approximately 34% of the Fund's net assets were invested in commercial paper, with the balance invested in securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government. The large position in government-guaranteed paper is due to the narrow yield spreads between government-agency obligations and commercial paper and to the fact that our investment guidelines are among the strictest in the industry. We believe this emphasis on quality should allow the Fund to continue to help investors obtain current income and, at the same time, preserve capital and liquidity.

Respectfully,

/s/ Jean O. Alessandro
    Jean O. Alessandro
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Note to Shareholders: Effective January 2, 1998, the Fund is being managed by Jean O. Alessandro, who succeeds Geoffrey L. Kurinsky. A graduate of the University of Connecticut, Ms. Alessandro began her career at MFS in 1985 as a fixed-income trading assistant. From 1986 to 1990, she was a money market trader and, from 1990 to 1993, a senior money market specialist. She has been an Investment Officer since 1993.

  FUND FACTS

  OBJECTIVE:                SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS IS
                            CONSISTENT WITH THE PRESERVATION OF CAPITAL AND
                            LIQUIDITY. INVESTMENTS ARE NEITHER INSURED NOR
                            GUARANTEED BY THE U.S. GOVERNMENT, AND THERE IS NO
                            ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A
                            STABLE NET ASSET VALUE.

 COMMENCEMENT OF
 INVESTMENT OPERATIONS:     DECEMBER 29, 1986

  CLASS INCEPTION:          CLASS A  SEPTEMBER 7, 1993
                            CLASS B  DECEMBER 29, 1986
                            CLASS C  APRIL 1, 1996

  SIZE:                     $250.0 MILLION NET ASSETS AS OF FEBRUARY 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 1998


Commercial Paper - 33.9%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
--------------------------------------------------------------------------------------------------------
  American Express Credit Corp., due 6/26/98                            $ 5,800           $  5,695,006
  Bank of America, FSB, due 4/17/98                                       7,000              6,950,102
  Bankamerica Corp., due 4/01/98                                          2,000              1,990,597
  Consolidated Natural Gas Co., due 3/23/98                               3,415              3,403,626
  du Pont (E.I.) de Nemours & Co., due 3/06/98 - 4/06/98                  7,585              7,560,546
  Duke Power Co., due 4/07/98                                             2,000              1,988,756
  General Electric Capital Corp., due 3/17/98                             5,000              4,987,822
  General Motors Acceptance Corp., due 4/20/98                            5,000              4,962,222
  Goldman Sachs Group LP, due 4/22/98 - 4/27/98                           8,150              8,082,587
  Heinz (H.J.) Co., due 3/19/98 - 3/26/98                                 9,000              8,971,131
  Hewlett-Packard Co., due 4/13/98                                        7,000              6,954,599
  Merrill Lynch & Co., Inc., due 3/09/98                                  4,000              3,995,120
  Morgan (J.P.) & Co., Inc., due 7/06/98                                  6,000              5,886,123
  Nationsbank Corp., due 4/21/98                                          5,300              5,258,929
  Procter & Gamble Co., due 4/03/98                                       8,000              7,960,400
--------------------------------------------------------------------------------------------------------
Total Commercial Paper, at Amortized Cost and Value                                      $  84,647,566
--------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations - 50.7%
---------------------------------------------------------------------------------------------------------------
  Federal Farm Credit Bank, due 4/02/98 - 5/21/98                       $13,000          $  12,879,293
  Federal Home Loan Bank, due 3/13/98 - 4/08/98                          25,600             25,505,483
  Federal Home Loan Mortgage Corp., due 3/10/98 - 7/17/98                39,400             39,061,172
  Federal National Mortgage Assn., due 3/03/98 - 7/07/98                 49,700             49,357,450
--------------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations,
  at Amortized Cost and Value                                                             $126,803,398
--------------------------------------------------------------------------------------------------------
Repurchase Agreement - 8.0%
---------------------------------------------------------------------------------------------------------------
  Goldman Sachs, dated 2/27/98, due 3/02/98, total to be
    received $20,009,400 (secured by various U.S.
    Treasury and Federal Agency obligations in a jointly
    traded account), at cost                                            $20,000           $ 20,000,000
--------------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                            $231,450,964
Other Assets, Less Liabilities - 7.4%                                                       18,530,238
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $249,981,202
--------------------------------------------------------------------------------------------------------

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
FEBRUARY 28, 1998
------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                    $231,450,964
  Cash                                                              53,369
  Receivable for Fund shares sold                               28,297,852
  Interest receivable                                                6,267
  Other assets                                                       1,769
                                                              ------------
    Total assets                                              $259,810,221
                                                              ------------
Liabilities:
  Distributions payable                                          $  47,197
  Payable for Fund shares reacquired                             9,419,138
  Payable to affiliates -
    Management fee                                                   5,643
    Shareholder servicing agent fee                                  1,411
    Distribution and service fee                                   119,652
    Administrative fee                                                 188
  Accrued expenses and other liabilities                           235,790
                                                              ------------
      Total liabilities                                       $  9,829,019
                                                              ------------
Net assets (represented by paid-in capital)                   $249,981,202
                                                              ============
Shares of beneficial interest outstanding                     249,981,202
                                                              ===========
Class A shares:
  Net asset value and offering price per share
    (net assets of $32,606,367 / 32,606,367 shares of
     beneficial interest outstanding)                            $1.00
                                                                 =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $190,682,354 / 190,682,354 shares of
     beneficial interest outstanding)                            $1.00
                                                                 =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $26,692,481 / 26,692,481 shares of
     beneficial interest outstanding)                            $1.00
                                                                 =====

A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 1998
------------------------------------------------------------------------------

Net investment income:
  Interest income                                                    $7,487,211
                                                                     ----------
  Expenses -
    Management fee                                                   $  734,413
    Trustees' compensation                                               19,942
    Shareholder servicing agent fee                                     166,044
    Distribution and service fee (Class B)                            1,056,792
    Distribution and service fee (Class C)                               90,669
    Administrative fee                                                   17,478
    Postage                                                              69,680
    Custodian fee                                                        51,876
    Printing                                                             20,066
    Auditing fees                                                         7,690
    Miscellaneous                                                       263,788
                                                                     ----------
      Total expenses                                                 $2,498,438
    Fees paid indirectly                                                (11,595)
    Preliminary reduction of expenses by investment adviser            (134,391)
                                                                     ----------
      Net expenses                                                   $2,352,452
                                                                     ----------
        Net investment income                                        $5,134,759
                                                                     ==========

See notes to financial statements

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED
                                                               FEBRUARY 28,                 YEAR ENDED
                                                                       1998                 AUGUST 31,
                                                                (UNAUDITED)                       1997
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $    5,134,759             $   10,029,166
                                                             --------------             --------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $     (875,065)            $   (1,559,182)
  From net investment income (Class B)                           (3,922,453)                (8,040,982)
  From net investment income (Class C)                             (337,241)                  (429,002)
                                                             --------------             --------------
    Total distributions declared to shareholders             $   (5,134,759)            $  (10,029,166)
                                                             --------------             --------------
Fund share (principal) transactions at net asset value
  of $1.00 per share -
  Net proceeds from sale of shares                           $1,500,651,504             $2,376,194,909
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                 3,888,346                  7,800,528
  Cost of shares reacquired                                  (1,560,355,000)            (2,373,905,725)
                                                             --------------             --------------
    Total increase (decrease) in net assets                  $  (55,815,150)            $   10,089,712
Net assets:
  At beginning of period                                        305,796,352                295,706,640
                                                             --------------             --------------

At end of period                                             $  249,981,202             $  305,796,352
                                                             ==============             ==============

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
                                       SIX                                                              NINE
                                    MONTHS                                                            MONTHS              YEAR
                                     ENDED                YEAR ENDED AUGUST 31,                        ENDED             ENDED
                              FEBRUARY 28,            ------------------------------------        AUGUST 31,      NOVEMBER 30,
                                      1998            1997            1996            1995              1994             1993*
                               (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                   CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning
  of period                         $ 1.00          $ 1.00          $ 1.00          $ 1.00            $ 1.00            $ 1.00
                                    ------          ------          ------          ------            ------            ------

Net investment income(S)            $ 0.02          $ 0.05          $ 0.04          $ 0.05            $ 0.02            $ 0.01
Less distributions declared to
 shareholders from net
 investment income                   (0.02)          (0.05)          (0.04)          (0.05)            (0.02)            (0.01)
                                    ------          ------          ------          ------            ------            ------
Net asset value - end of
 period                             $ 1.00          $ 1.00          $ 1.00          $ 1.00            $ 1.00            $ 1.00
                                    ======          ======          ======          ======            ======            ======
Total return                         4.78%+          4.64%           4.75%           4.91%             2.89%+            2.28%+
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                         0.91%+          0.93%           0.84%           0.90%             0.86%+            0.92%+
  Net investment income              4.69%+          4.54%           4.62%           4.94%             3.11%+            2.26%+
Net assets at end of period
 (000 omitted)                     $32,606         $45,007         $37,872         $10,852            $2,156               $49

  * For the period from the inception of Class A, September 7, 1993, through November 30, 1993.
  + Annualized.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income           $ 0.02          $ 0.04          $ 0.04          $ 0.05            $ 0.02            $ 0.01
    Ratios (to average net assets):
      Expenses##                     1.01%+          1.03%           0.94%           1.00%             0.96%+            1.02%+
      Net investment income          4.59%+          4.44%           4.52%           4.84%             3.01%+            2.16%+

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                   SIX                                                                   NINE
                                                MONTHS                                                                 MONTHS
                                                 ENDED                   YEAR ENDED AUGUST 31,                          ENDED
                                          FEBRUARY 28,        --------------------------------------------         AUGUST 31,
                                                  1998              1997             1996             1995               1994
                                           (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                               CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period           $ 1.00            $ 1.00           $ 1.00           $ 1.00             $ 1.00
                                                ------            ------           ------           ------             ------

Net investment income(S)                        $ 0.02            $ 0.03           $ 0.04           $ 0.04             $ 0.01
Less distributions declared to
  shareholders from net investment income        (0.02)            (0.03)           (0.04)           (0.04)             (0.01)
                                                ------            ------           ------           ------             ------
Net asset value - end of period                 $ 1.00            $ 1.00           $ 1.00           $ 1.00             $ 1.00
                                                ======            ======           ======           ======             ======
Total return                                     3.75%+            3.58%            3.64%            3.81%              1.79%+
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                                   1.91%+            1.95%            1.92%            1.93%              1.94%+
    Net investment income                        3.71%+            3.53%            3.58%            3.69%              1.88%+
Net assets at end of period
  (000 omitted)                               $190,682          $244,416         $251,192         $166,519           $213,635

  + Annualized.
 ## For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                       $ 0.02            $ 0.03           $ 0.04           $ 0.04             $ 0.01
    Ratios (to average net assets):
      Expenses##                                 2.01%+            2.05%            2.02%            2.03%              2.04%+
      Net investment income                      3.61%+            3.43%            3.48%            3.59%              1.78%+

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED NOVEMBER 30,
                        -------------------------------------------------------------------------------------------------------
                               1993            1992           1991           1990           1989           1988         1987**
-------------------------------------------------------------------------------------------------------------------------------
                            CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share
  outstanding  throughout
  each period):
Net asset value -
   beginning of period       $ 1.00          $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                             ------          ------         ------         ------         ------         ------         ------

Net investment
 income(S)                   $ 0.01          $ 0.02         $ 0.04         $ 0.06         $ 0.07         $ 0.06         $ 0.04
Less distributions
  declared to share-
  holders from net
  investment income           (0.01)          (0.02)         (0.04)         (0.06)         (0.07)         (0.06)         (0.04)
                             ------          ------         ------         ------         ------         ------         ------
Net asset value -
  end of period              $ 1.00          $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                             ======          ======         ======         ======         ======         ======         ======
Total return                  1.16%           1.79%          4.56%          6.12%          7.34%          5.85%          4.42%+
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses                  2.00%           2.22%          2.04%          2.23%          2.24%          2.06%          2.06%+
    Net investment
      income                  1.19%           1.83%          4.53%          6.06%          7.10%          5.59%          5.59%+
Net assets at end
  of period
  (000 omitted)            $155,274        $125,439       $161,040       $203,314       $146,885       $139,518        $83,845

 ** For the period from the commencement of the Fund's investment operations, December 29, 1986, through November 30, 1987.
  + Annualized.
(S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income
                             $ 0.01          $ 0.02         $ 0.04         $ --           $ --           $ --           $ --
    Ratios (to average net assets):
      Expenses                2.10%           2.32%          2.13%           --             --             --             --
      Net investment
       income                 1.09%           1.73%          4.44%           --             --             --             --

See notes to financial statements

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS
                                                                  ENDED                YEAR ENDED AUGUST 31,
                                                           FEBRUARY 28,        --------------------------------
                                                                   1998                1997             1996***
                                                            (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
                                                                CLASS C
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                            $ 1.00              $ 1.00              $ 1.00
                                                                 ------              ------              ------
Net investment income(S)                                         $ 0.02              $ 0.03              $ 0.01
Less distributions declared to shareholders from
 net investment income                                            (0.02)              (0.03)              (0.01)
                                                                 ------              ------              ------
Net asset value - end of period                                  $ 1.00              $ 1.00              $ 1.00
                                                                 ======              ======              ======
Total return                                                      3.73%+              3.60%               3.67%+
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                      1.91%+              1.95%               1.79%+
  Net investment income                                           3.73%+              3.57%               3.60%+
Net assets at end of period (000 omitted)                       $26,692             $16,373              $6,642

*** For the period from the inception of Class C, April 1, 1996, through August 31, 1996.

  + Annualized.

 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

(S) The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                                        $ 0.02              $ 0.03              $ 0.01
    Ratios (to average net assets):
      Expenses##                                                  2.01%+              2.05%               1.89%+
      Net investment income                                       3.63%+              3.47%               3.50%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Cash Reserve Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains.

At August 31, 1997, the Fund, for federal income tax purposes, had a capital loss carryforward of $2,141 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 1999, ($1,587) and August 31, 2003, ($554).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is reflected as a preliminary reduction of expenses in the Statement of Operations.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $5,492 for the period ended February 28, 1998.

Distributor - The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. Payment of the 0.10% per annum Class A distribution fee and payment of the 0.25% per annum service fee will commence on such date as the Trustees of the Fund may determine.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee up to 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $16,145 and $22 for Class B and Class C shares, respectively, for the period ended February 28, 1998. Fees incurred under the distribution plan during the period ended February 28, 1998, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis, respectively.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended February 28, 1998, were $0, $501,528, and $11,803 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. Effective January 1, 1998, the fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements, aggregated $5,490,346,268 and $5,557,724,218, respectively.

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value, $1.00 per share).

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended February 28, 1998 was $606.

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) Cash Reserve Fund

TRUSTEES                                             SECRETARY
Richard B. Bailey* - Private Investor;               Stephen E. Cavan*
Former Chairman and Director (until 1991), MFS
Investment Management                                ASSISTANT SECRETARY
                                                     James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                     CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of Cardiac            State Street Bank and Trust Company
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School         INVESTOR INFORMATION
                                                     For MFS stock and bond market outlooks,
The Hon. Sir J. David Gibbons, KBE - Chief           call toll free: 1-800-637-4458 anytime from
Executive Officer, Edmund Gibbons Ltd.               a touch-tone telephone.

Abby M. O'Neill - Private Investor                   For information on MFS mutual funds, call your
                                                     financial adviser or, for an information kit,
Walter E. Robb, III - President and Treasurer,       call toll free: 1-800-637-2929 any business day
Benchmark Advisors, Inc. (corporate financial        from 9 a.m. to 5 p.m. Eastern time (or leave a
consultants); President, Benchmark Consulting        message anytime).
Group, Inc. (office services)
                                                     INVESTOR SERVICE
Arnold D. Scott* - Senior Executive                  MFS Service Center, Inc.
Vice President, Director, and Secretary,             P.O. Box 2281
MFS Investment Management                            Boston, MA 02107-9906

Jeffrey L. Shames* - Chairman, Chief                 For general information, call toll free:
Executive Officer, and Director,                     1-800-225-2606 any business day from
MFS Investment Management                            8 a.m. to 8 p.m. Eastern time.

J. Dale Sherratt - President, Insight                For service to speech- or hearing-impaired,
Resources, Inc. (acquisition planning                call toll free: 1-800-637-6576 any business day
specialists)                                         from 9 a.m. to 5 p.m. Eastern time. (To use
                                                     this service, your phone must be equipped with
Ward Smith - Former Chairman (until 1994),           a Telecommunications Device for the Deaf.) For
NACCO Industries (holding company)                   share prices, account balances, and exchanges,
                                                     call toll free: 1-800-MFS-TALK (1-800-637-8255)
INVESTMENT ADVISER                                   anytime from a touch-tone telephone.
Massachusetts Financial Services Company
500 Boylston Street                                  WORLD WIDE WEB
Boston, MA 02116-3741                                www.mfs.com

DISTRIBUTOR                                          [Dalbar Logo] For the fourth year in a row, MFS
MFS Fund Distributors, Inc.                          earned a #1 ranking in the DALBAR, Inc.
500 Boylston Street                                  Broker/Dealer Survey, Main Office Operations
Boston, MA 02116-3741                                Service Quality Category. The firm achieved a
                                                     3.42 overall score on a scale of 1 to 4 in the
PORTFOLIO MANAGER                                    1997 survey. A total of 111 firms responded,
Jean O. Alessandro*                                  offering input on the quality of service they
                                                     received from 29 mutual fund companies
TREASURER                                            nationwide. The survey contained questions
W. Thomas London*                                    about service quality in 11 categories,
                                                     including "knowledge of operations contact,"
ASSISTANT TREASURERS                                 "keeping you informed," and "ease of doing
Mark E. Bradley*                                     business" with the firm.
Ellen Moynihan*
James O. Yost*



*Affiliated with the Investment Adviser

MFS(R) CASH RESERVE FUND                                        ----------------
                                                                   Bulk Rate
                                                                  U.S. Postage
                                                                      Paid
                                                                      MFS
                                                                ----------------
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